                                                                   EXHIBIT 99.3
                                LICENSE AGREEMENT


         THIS TRADEMARK LICENSE AGREEMENT (this "Agreement") is effective as of the 1st day of September, 2000 ("Effective Date"), by and between DEL MONTE CORPORATION, a New York corporation with a principal place of business at One Market, San Francisco, California 94105 ("Licensor"), and UNIMARK FOODS, INC., a Texas corporation with a principal place of business at 124 McMakin Road, Bartonville, Texas 76226 ("Licensee").

                                   WITNESSETH:

         WHEREAS, Licensor, Licensee and Licensee's parent, The UniMark Group, Inc., entered into an Asset Purchase Agreement, dated as of August 25, 2000 (the "Purchase Agreement"), pursuant to which Licensor agreed to purchase from Licensee certain assets as designated in the Purchase Agreement, including the Licensed Trademarks (as defined below);

         WHEREAS, Licensor is the owner of all right, title and interest in and to the trademarks, applications for registration of trademarks, and trademark registrations listed on Exhibit A attached hereto and made a part hereof (collectively, the "Licensed Trademarks"); and

         WHEREAS, Licensee desires the right to use the Licensed Trademarks in
(i) Mexico, and (ii) all countries of the world located outside of the Western Hemisphere (collectively, the "Licensed Territory") on or in connection with the production, manufacture, sale and distribution of those processed fruit products described on Exhibit B hereto (the "Products"); and

         WHEREAS, Licensor desires to grant Licensee the right to use the Licensed Trademarks in the Licensed Territory, subject to the terms and conditions hereinafter set forth; and

         WHEREAS, the parties acknowledge the excellent reputation for quality of goods sold under the Licensed Trademarks, and desire to safeguard, promote and enhance that reputation by ensuring the future quality of the Products produced, manufactured, sold, or distributed by Licensee under the Licensed Trademarks;

         NOW, THEREFORE, in consideration of the above premises and of the mutual covenants set forth below, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

1.1 "Affiliate" shall mean an entity that controls, is controlled by, or is under common control with, a party to this Agreement. In this context, "control" shall mean ownership, directly or indirectly, of more than fifty percent (50%) of the equity interest in an entity.

1.2      "Effective Date" shall mean the date first written above.


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1.3      "License" shall mean the trademark license granted under this Agreement as described in Section 2.1 hereof.

1.4      "Licensed Goods" shall mean Products sold under the Licensed
         Trademarks.

1.5 "Licensed Territory" shall have the meaning set forth in the second recital to this Agreement.

1.6 "Licensed Trademarks" shall have the meaning set forth in the first recital to this Agreement.

1.7      "Products" shall mean those products identified in Exhibit B.

1.8 "Western Hemisphere" shall mean North America, Central America, South America and the Caribbean region, and the respective territories and protectorates of the countries included therein.

                                   ARTICLE II
                     GRANTS TO LICENSEE AND RELATED MATTERS

2.1 Subject to the terms and conditions hereinafter set forth in this Agreement, Licensor hereby grants to Licensee a non-exclusive, non-transferable, non-sublicensable royalty-free right and license (the "License") to use the Licensed Trademarks solely on or in connection with the production, manufacture, sale and distribution, marketing and promotion of the Products in the Licensed Territory for a period of five (5) years from the Effective Date. The License granted hereunder does not include the right to use the Licensed Trademarks on or in connection with any other products or activity, which rights are retained by Licensor, and does not include the right to use the Licensed Trademarks for any purpose outside the Licensed Territory.

2.2 Licensee shall not sell, assign, pledge, grant a security interest in, sublicense or otherwise transfer or encumber all or any portion of its rights under this Agreement without the prior written consent of Licensor.

2.3 Nothing in this Agreement shall prevent Licensee from obtaining outside the Licensed Territory products, ingredients, labels, packaging or other materials for sale or distribution WITHIN the Licensed Territory, provided that Licensee shall use its best efforts to avoid use or display of the Licensed Trademarks outside of the Licensed Territory as a result thereof, except to the extent necessary to permit the manufacture of such products, ingredients, labels and packaging. Licensee shall inform Licensor of (a) each manufacturer and (b) all locations from which such items are being obtained if the Licensed Trademarks are in any manner being used or displayed at such location.



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                                   ARTICLE III
                            RESTRICTIONS ON LICENSEE

         Licensor grants no rights other than those expressly granted herein. Without limitation of the foregoing, Licensee agrees worldwide that it shall not directly or indirectly at any time:

3.1 Use any of the Licensed Trademarks for any business, goods or services other than the Products;

3.2 Use any of Licensor's trade names, trademarks, service marks, domain names, or trade dress, except the Licensed Trademarks;

3.3 Use any trade name, trademark, service mark, domain names or trade dress which, in Licensor's opinion, is likely to be confused with or to dilute, any of the Licensed Trademarks;

3.4 Use the Licensed Trademarks anywhere outside the Licensed Territory (except as provided in Paragraph 2.3 hereof) or knowingly sell the Products in connection with the Licensed Trademarks to anyone who intends or is likely to resell same outside the Licensed Territory;

3.5      Apply to register or own any registration of any of the Licensed
         Trademarks.

                                   ARTICLE IV
                OWNERSHIP AND MAINTENANCE OF LICENSED TRADEMARKS

4.1 Licensee hereby acknowledges that Licensor is the sole owner of the Licensed Trademarks and that Licensee's right to use the Licensed Trademarks is limited and derived solely from this Agreement. Licensee acknowledges that it shall not acquire any rights of ownership whatsoever in the Licensed Trademarks as a result of Licensee's use thereof, and that all goodwill arising from ownership of the Licensed Trademarks (as distinguished from any enhancement of value to Licensee's business arising from the license granted hereunder) shall inure exclusively to the benefit of Licensor. Licensee shall not challenge or, directly or indirectly, assert any ownership interest or title in or to the Licensed Trademarks. Licensor expressly retains all rights to use and to license third parties to use the Licensed Trademarks (a) in connection with the production, manufacture, sale and distribution of all goods and services other than the Products within the Licensed Territory and (b) in connection with the production, manufacture, sale and distribution of all goods and services (including the Products) outside of the Licensed Territory.

4.2 Licensee agrees to execute and deliver to Licensor, upon Licensor's reasonable request, all documents which are reasonably necessary or desirable to secure or preserve Licensor's rights in or registrations of the Licensed Trademarks or to record this Agreement, as appropriate, or to cancel such registrations or recordations, as appropriate. Licensee further agrees to assist Licensor in registering, maintaining and recording the


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         Licensed Trademarks as reasonably requested by Licensor. Licensee shall reimburse Licensor, within thirty (30) days of receiving an invoice therefor, for all reasonable costs (including reasonable attorneys' fees) incurred by Licensor in registering, maintaining, recording and protecting the Licensed Trademarks in the Licensed Territory, and Licensee shall pay its own costs and expenses in this regard.

4.3 Licensee acknowledges and agrees that worldwide, the Licensed Trademarks and all registrations are valid, and Licensee shall never directly or indirectly contest their validity.

4.4 Licensee's failure to cease use of the Licensed Trademarks upon termination of this Agreement unless further permitted herein shall constitute infringement and dilution of the Licensed Trademarks and entitle Licensor, without limitation, to equitable relief by way of temporary restraining order and/or preliminary or permanent injunction, in addition to all other remedies available under applicable law.

                                    ARTICLE V
                    METHOD OF USE OF THE LICENSED TRADEMARKS

5.1 The parties shall refrain from using the Licensed Trademarks in any way which (a) reduces the value or depreciates the goodwill of the Licensed Trademarks, or (b) wrongfully causes injury to the other's business.

5.2 Licensee may use the Licensed Trademarks in such form and manner and with such trade dress as used in the Licensed Territory during the two
         (2) year period prior to the Effective Date. Licensee shall submit to Licensor for Licensor's prior approval any (i) proposed material change in the form or substance of the display of a Licensed Trademark or Product trade dress, (ii) any proposed material change in the recipe or formulation of a Licensed Good, and (iii) any new product (i.e., goods which have not been previously marketed by Licensee but which otherwise meet the definition of Products under this Agreement) to be marketed under the Licensed Trademarks. Such submission shall be made prior to the commercial introduction of any such change or new product. Licensor may approve or reject any such proposed material change or new product in its sole discretion; provided, however, that Licensor's approval of the foregoing shall be deemed granted unless Licensor notifies Licensee of its rejection within thirty (30) days of receipt of Licensee's submission. Licensee shall not use the Licensed Trademarks in any form or manner of display or trade dress which does not meet the requirements of this Article V or which has not been approved by Licensor.

5.3 Licensee shall, at its own expense, apply such trademark notices or other markings as may be necessary or appropriate under the laws or regulations of the Licensed Territory or as Licensor may reasonably request in connection with the use of each and every one of the Licensed Trademarks. Without limiting the generality of the foregoing, Licensee shall include on all packages, cartons and containers in which the Products are marketed and on all labels and advertising and promotional material, the name and address of Licensee as manufacturer or distributor of the Products and the phrase "[Trademark] is


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         the registered trademark of Del Monte Corporation and used under license," or the equivalent as approved in advance by Licensor. In addition, Licensee shall place the symbol "(R)" or "TM" (or the local equivalent), as appropriate, immediately adjacent to each use of a Licensed Trademark, or as otherwise approved by Licensor.

5.4 Licensee shall not use any Licensed Trademark as part of a trade name or corporate name. Licensee shall not combine as a unitary or composite mark any other trademark with a Licensed Trademark, but may use its trade or corporate name on the Products to designate that Licensee is the manufacturer or distributor of such Products.

5.5 All activities of Licensee conducted in the Licensed Territory in connection with the Licensed Goods shall be conducted in accordance with all applicable laws, rules and regulations.

                                   ARTICLE VI
                      QUALITY CONTROL AND OTHER CONDITIONS

6.1 Licensee acknowledges the importance to Licensor and to its reputation and goodwill, and to the public, of maintaining high, uniform standards of quality in the Products produced, manufactured, distributed and sold under the Licensed Trademarks. All Products sold or distributed under the Licensed Trademarks shall meet the quality standards and specifications, including labeling standards and specifications, used by Licensor as of the Effective Date and as may be modified by Licensor from time to time. Where no such standards and specifications exist, the Products must meet a level of quality comparable to the quality standards generally accepted for other leading brands of the same product in the same markets from time to time.

6.2 Licensee shall submit to Licensor annually for its inspection, testing, and quality evaluation, samples of all Licensed Goods and packaging as may be requested by Licensor, together with samples of all advertising, promotional materials and sales materials bearing the Licensed Trademarks. All such samples shall be submitted free of cost to Licensor. Once per year, or at other times if Licensor reasonably believes or determines that any such Licensed Goods do not meet the required standards of quality as described herein, Licensor or its representatives shall, upon reasonable notice, have access to the premises wherein such Licensed Goods are produced, manufactured or held for sale at such time as to not unduly interfere with the operations of Licensee. All Licensor expenses of conducting such inspections shall be borne by Licensor. If any inspection of any premise reveals that Licensee has failed to comply with the quality standards set forth herein, Licensor shall be entitled to re-inspect (at Licensee's cost) such premise upon the earlier of Licensor's receipt of notice of cure by Licensee or the expiration of the applicable cure period after which Licensor may seek an injunction pursuant to Paragraph 6.5. Any such re-inspection shall not be included in the limit of inspections per year set forth in the paragraph.

6.3 If Licensor determines that any production facilities, Licensed Goods or other materials do not meet the required standards of quality as set forth herein, Licensor shall notify


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         Licensee in writing of such defect, providing Licensee with details regarding the deficiency . Upon receipt of such notice, Licensee shall cure such deficiency within thirty (30) days, except as provided by Paragraph 6.4, and shall provide Licensor with evidence of such cure including samples of the Licensed Good or other material which was the subject of such cure.

6.4 In the event that any deficiency in quality of any Licensed Good poses a risk to public health or safety, Licensee shall immediately cure such deficiency and shall immediately cease manufacturing, selling and distributing such Product until the deficiency is cured.

6.5 If a Product or other deficiency is not cured to the reasonable satisfaction of Licensor within the time period set forth herein, Licensor shall be entitled to terminate this Agreement and the License provided herein and seek injunctive relief against further sales or use of such defective Products or material.

6.6 Licensor acknowledges that weather conditions and other factors beyond the control of Licensee from time to time may affect Licensee's ability to meet quality standards described herein in all respects. Under those circumstances, Licensor shall permit normal deviations from its product specifications for limited periods of time, provided such deviations do not have a material effect on Product quality and do not have a demonstrable adverse effect on public health or safety.

6.7 In addition to the quality standards set forth herein, Licensee shall comply with, and shall have sole responsibility for complying with, all applicable laws and regulations relating to the production, manufacture, sale and distribution of the Products.

                                   ARTICLE VII
                     TERM, TERMINATION, AND CERTAIN REMEDIES

7.1      (a)      Unless sooner terminated as provided for herein, this
                  Agreement and the rights and licenses granted herein shall have a term of five (5) years from the Effective Date.

         (b) Notwithstanding the foregoing, Licensor may terminate this Agreement upon the occurrence of any of the following: (i) the breach by Licensee of any material term of this Agreement, in accordance with the procedures set forth in Section 7.2 below;
                  (ii) if Licensee determines to cease business, or Licensee liquidates due to insolvency or other financial distress or is ordered by a court of competent jurisdiction to liquidate its business; (iii) if Licensee ceases all bona fide commercial use of all Licensed Trademarks in the Licensed Territory (or of any Licensed Trademark in any country of the Licensed Territory) for a period of three (3) years (or such shorter period of time as shall be deemed to constitute abandonment of the trademark); or (iv) pursuant to Section 6.5 of this Agreement. Where Licensee has ceased all bona fide commercial use of any Licensed Trademark in one or more countries within the Territory (but not in all countries of the Territory), the termination of this Agreement shall be limited to the


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                  particular Licensed Trademark in those countries in which use of the Licensed Trademark has ceased.

7.2 Except as otherwise provided in this Agreement, if Licensor believes that Licensee is in breach of any material term of this Agreement Licensor shall give written notice of such breach to Licensee. Licensee shall have twenty (20) days from its receipt of such notice to cure such breach. If Licensee fails to cure such breach within the twenty
         (20) day period, Licensor may terminate this Agreement with written notice to Licensee.

7.3 Upon termination of this Agreement in its entirely or with respect to any particular Licensed Trademark or country within the Licensed Territory, Licensee shall (a) immediately cease all use of the Licensed Trademarks with respect to all Products covered by such termination;
         (b) not thereafter, directly or indirectly, identify itself in marketing or promotional material as a licensee or former licensee of Licensor with regard to such Products in the Licensed Territory; (c) immediately destroy, and provide to Licensor evidence of the destruction of, all packaging and any and all promotional and other materials bearing the Licensed Trademarks in the Licensed Territory (or country within the Territory); provided, however, that for six (6) months immediately following the termination of this Agreement (except where such termination is based on the failure to comply with the quality standards described in Article VI hereof), Licensee may sell or otherwise dispose of any finished Products in its inventory, or which are produced pursuant to a commitment which Licensee entered into prior to the termination date, and which comply with the quality standards described in Article VI.

7.4 Upon termination of this Agreement, the parties shall perform all other acts which may be necessary or useful to render effective the termination of the interest of Licensee in the Licensed Trademarks, including but not limited to the cancellation of any registration or recordation of this Agreement, or any summary thereof, and Licensee shall execute any assignment, conveyance, acknowledgement, or other document that the Licensor may require, relinquishing or conveying to Licensor any and all rights to or interest in the Licensed Trademarks that Licensee has, and any goodwill associated therewith. Without limiting the foregoing, Licensee hereby consents to any application which Licensor may make to limit or terminate Licensee's status as a registered user and hereby irrevocably appoints Licensor as its true and lawful attorney-in-fact for the purpose of executing any such application or other document, and agrees not to contest, oppose or dispute such application.

7.5 Licensee may terminate this Agreement at any time by providing Licensor with thirty (30) days prior written notice.


                                  ARTICLE VIII
           PROTECTION OF THE LICENSED TRADEMARKS INCLUDING LITIGATION

8.1 During the term of this Agreement Licensee agrees to reimburse Licensor for all costs (including attorneys' fees) of maintaining the Licensed Trademarks in the Licensed Territory . Licensee shall assist Licensor in obtaining and maintaining such registrations.


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         Licensee acknowledges that the ability to maintain a trademark may depend, in part, on Licensee's use of the Licensed Trademark in a particular country. Licensor shall not be responsible for the inability to maintain a Licensed Trademark to the extent such inability is based on Licensee's failure to use a Licensed Trademark within a country.

8.2 The parties agree to notify each other promptly of any act of infringement of or unfair competition involving a Licensed Trademark or any claim by a third party that use of a Licensed Trademark by Licensor or Licensee infringes the rights of a third party or constitutes unfair competition.

8.3 Licensor will at all times have the right, in its sole discretion, to take whatever steps it deems necessary or desirable to protect the Licensed Trademarks from all harmful or wrongful activities of third parties. Such steps may include, but are not limited to, the filing and prosecution of (a) litigation against infringement or unfair competition by third parties; (b) opposition proceedings against applications for trademark or service mark registration for marks that are confusingly similar to any one or more of the Licensed Trademarks;
         (c) cancellation proceedings against registration of marks that are confusingly similar to any one or more of the Licensed Trademarks; and
         (d) other appropriate administrative actions. Licensor shall have the right to include Licensee in such litigation, opposition, cancellation or other proceedings when necessary or appropriate. Licensee shall cooperate with Licensor in any such proceeding by providing oral testimony and documentary and other relevant evidence, and shall reimburse Licensor for the reasonable costs incurred by Licensor, including attorneys' fees, in connection with any such proceeding. Unless otherwise agreed by the parties, any amounts obtained in connection with any such proceeding (whether awarded by a court, received in settlement or otherwise) shall be allocated as follows: (i) first to reimburse Licensor for any costs not yet reimbursed by Licensee; (ii) then to reimburse Licensee for all costs incurred in connection with such proceeding; and (iii) then any remaining amounts shall be paid to Licensor.

8.4 Licensor shall at all times have the right to take whatever steps it deems necessary or desirable to defend claims that the use of the Licensed Trademarks in the Licensed Territory infringes the rights of a third party. Licensee shall reimburse Licensor for all reasonable costs, including attorneys' fees, incurred in connection with such defense. Licensee shall have the right to participate in such defense at its own expense to protect its rights under this Agreement relating to the Licensed Trademarks. If Licensee is named as a party to such a claim and Licensor is not so named, Licensee shall defend such action at its own expense, subject to Licensor's right to elect to participate in and control such defense. Licensee shall not be authorized to enter into any agreement, consent order or other resolution of any claim by or against a third party with respect to the Licensed Trademarks without Licensor's prior written approval, which approval shall not be unreasonably withheld or delayed.


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                                   ARTICLE IX
                            RECORDATION OF AGREEMENT

    The parties shall cooperate to satisfy the laws and regulations in the Licensed Territory with respect to the recordation or validation of this Agreement, or otherwise to render this Agreement effective and enforceable in the Licensed Territory, including without limitation the recordal of this Agreement. Recordation of this Agreement in any territory shall be at the cost of Licensee.


                                    ARTICLE X
                         REPRESENTATIONS AND WARRANTIES

10.1 Licensor represents and warrants that, to the best of its knowledge, it has the right to grant the rights and licenses granted herein, subject to the terms and conditions stated in this Agreement; provided that Licensor makes no representation or warranty, express or implied, as to any matter represented or warranted to it pursuant to the Purchase Agreement.

10.2 Each party represents and warrants that it has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder.

10.3 LICENSOR DISCLAIMS ANY AND ALL OTHER WARRANTIES OR REPRESENTATIONS EXPRESS OR IMPLIED, ORAL OR WRITTEN, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE LICENSED TRADEMARKS OR CONDITIONS OF AUTHORITY, TITLE, VALIDITY, NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR ANY PURPOSE.

                                   ARTICLE XI
                  PRODUCT LIABILITY INSURANCE; INDEMNIFICATION

11.1 Licensee shall procure and maintain product liability insurance with an insurer acceptable to and agreed upon by Licensor covering liabilities for its activities pursuant to this Agreement of at least Five Million United States Dollars (U.S. $5,000,000), with a deductible no greater than Two Hundred Fifty Thousand United States Dollars (U.S. $250,000) per occurrence. Such policy shall further provide at least thirty (30) days prior written notice to Licensor of the cancellation, expiration or material change in the terms of such policy. Licensee shall cause Licensor to be named as an additional insured under such policy and shall provide Licensor with a certificate of insurance evidencing such coverage.

11.2 Licensee acknowledges and agrees that it shall bear all responsibility for, and all liabilities arising from and relating to, all Products manufactured, sold or distributed under the Licensed Trademarks. Licensee hereby agrees to indemnify, defend and hold Licensor and its directors, officers and employees harmless from and against any and all losses, claims, suits, damages, costs and expenses (including reasonable attorneys' fees) arising from or relating to the use by Licensee of the Licensed Trademarks, and the manufacture, sale or distribution of Products, or a breach of any term of this Agreement, in addition to any other remedies to which Licensor may be entitled at law or equity.



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


         Licensor shall in no way assume any such responsibility or liability as a result of this Agreement or the quality standards or specifications prescribed hereunder, the purpose of such standards and specifications being solely to maintain the reputation and goodwill associated with the Licensed Trademarks.

11.3 THE INDEMNIFICATION PROVIDED IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT NEGLIGENCE OR STRICT LIABILITY OF THE PERSON ENTITLED TO INDEMNIFICATION HEREUNDER IS ALLEGED OR PROVEN.

                                   ARTICLE XII
                                  MISCELLANEOUS

12.1 Except as otherwise may be expressly provided in this Agreement, Licensee shall not be construed to be and shall not represent itself as an agent, representative, Affiliate, partner or co-venturer of Licensor.

12.2 Every notice provided for in this Agreement to be given by one party to another party shall be in writing and shall be deemed given on the date received by hand-delivery, receipt confirmed facsimile transmission, overnight courier, or registered mail, postage prepaid, to the address below or such other address as may hereafter be designated by a party in writing:

                  To LICENSOR:      Del Monte Corporation
                                    One Market
                                    San Francisco, California 94105 U.S.A.
                                    Facsimile No.:  (415) 247-3263
                                    Attention: General Counsel

                  To LICENSEE:
                                    --------------------------------------

                                    --------------------------------------

                                    --------------------------------------
                                    Facsimile No.:
                                                  ------------------------
                                    Attention:
                                              ----------------------------

12.3 Failure of either party to insist upon strict performance of the terms, conditions, and provisions of this Agreement shall not be deemed a waiver of such terms, conditions, or provisions or a waiver of future compliance with them. No waiver of any terms, conditions, or provisions shall be deemed to have been made unless expressed in writing and signed by the waiving party.

12.4     (a)      This Agreement shall in all respects be governed by, construed and enforced in accordance with the laws of the State of Texas without reference to the conflict of laws principles thereof that would apply any other law.



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         (b)      Each of the parties irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Northern District of Texas, Dallas Division, or any State court sitting in the County of Dallas, State of Texas, and any appellate court therefrom, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties irrevocably and unconditionally agrees, to the fullest extent permitted by law, that all claims in respect of any such action or proceeding may be heard and determined in any such court. Each of the parties hereto agrees that a final judgment in any such proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

         (c) Each of the parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the United States District Court for the Northern District of Texas, Dallas Division, or any State court sitting in the County of Dallas, State of Texas. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (d) Each of the parties hereby irrevocably consents to service of process by registered or certified mail to the address provided for notices in Section 12.2. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by law.

12.5 This Agreement together with the Purchase Agreement constitutes the entire understanding between the parties with respect to its subject matter, superseding and terminating all previous agreements between them relating to the same subject matter, whether written, oral, or implied, and may not be changed or modified except by written agreement, signed by a duly authorized representative of the party to be bound.

12.6 If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction or other adjudicative body to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including the invalid, void, or unenforceable term, provision, covenant, or restriction.

12.7 Any delays in or failure by either party in performance of its obligations under this Agreement shall be excused to the extent caused by occurrences beyond such party's reasonable control, including, but not limited to, acts of God, strikes or other labor disturbances, war, whether declared or not, sabotage, and other causes, whether similar or dissimilar to those specified.


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12.8     Any delay or non-performance by one party excused under the provisions of Paragraph 12.7 of this Agreement shall be deemed grounds for termination by the other party, if it were grounds for termination but for Paragraph 12.7, and if continued for three (3) years or more, or such shorter period as could be deemed an abandonment of any Licensed Trademark in a particular country in the Licensed Territory.

12.9 This Agreement may not be assigned by Licensee without the prior written consent of Licensor, which consent may be withheld in Licensor's sole discretion. Licensee shall have no right to grant sublicenses under this Agreement. Any assignment or transfer in violation of this Section shall be void and of no effect. Any assignee or transferee of this Agreement shall be bound by the terms and conditions contained herein.

12.10 Nothing in this Agreement shall prevent Licensor from manufacturing, selling or distributing goods or services in the Licensed Territory or licensing others to do so.

12.11 If any action or proceeding is commenced between the parties hereto with respect to this Agreement, the prevailing party shall be entitled to all reasonable, direct and substantiated fees and expenses incurred by it in connection with such action or proceeding, including reasonable attorneys' fees.

12.12 This License Agreement shall be binding upon and inure to the benefit of the parties, and to the extent permitted herein, their successors and assigns.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


LICENSOR:                                    LICENSEE:
DEL MONTE CORPORATION                        UNIMARK FOODS, INC.

By:                                          By:
   ---------------------------                  ---------------------------
Name:                                        Name:
     -------------------------                    -------------------------
Title:                                       Title:
     -------------------------                    -------------------------

                                    EXHIBIT A

                               Licensed Trademarks




       Mark                           Country                           Registration No.
       ----                           -------                           ----------------
SUNFRESH

FRUITS OF FOUR SEASONS

FRUIT MADE EASY

FLAVOR FRESH





                                    EXHIBIT B

                                    Products


"PRODUCTS" shall mean processed fruit products sold in glass, plastic or metal containers for retail sale. "Processed fruit products" are fruit products which have been subject to thermal processing, chemical preservation or some other form of treatment to render the product shelf stable.